Exhibit 99.1

DarkPulse Engages The Blueshirt Group For Investor Relations

HOUSTON, Texas, January 11, 2023--(BUSINESS WIRE)--DarkPulse, Inc. (OTC: DPLS) (“DarkPulse” or the “Company”), an emerging company which utilizes advanced technologies, including their patented dark-pulse BOTDA laser-based critical infrastructure monitoring systems, to create the foundational technology for the operation of Smart Cities, announced that it has engaged The Blueshirt Group (“Blueshirt”), a leading investor relations and financial communications firm, to assist DarkPulse in developing its communication and investor outreach program with the financial community.

Blueshirt delivers significant value to its growing client base through extensive knowledge of capital markets and effective communications strategies combined with a high-touch, client-centric approach that differentiates it from other firms. Blueshirt has managed investor relations programs for more technology IPOs than any other firm.

“We are pleased to partner with The Blueshirt Group to help us expand our presence in the investment community and communicate the exciting commercial opportunities for our proven technologies,” said Dennis O’Leary, Founder & Chief Executive Officer of DarkPulse. “We are looking forward to leveraging The Blueshirt Group’s extensive experience in working with emerging technology companies as we enter the next stage of our company’s development.”

About DarkPulse, Inc.

DarkPulse, Inc. (OTC: DPLS) is a company that uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains and stresses allowing for advanced structural monitoring of infrastructure in Smart Cities. For more information, please visit www.darkpulse.com and follow DarkPulse on LinkedIn, Twitter and Facebook.

Facebook: DarkPulse, Inc.
Twitter: @DARKPULSE
LinkedIn: DarkPulse, Inc.

About The Blueshirt Group

The Blueshirt Group provides capital markets expertise and strategic financial communications counsel to growth companies and venture capital firms globally. Founded in 1999, the firm’s services include IPO advisory, ongoing investor relations (IR), strategic financial communications, financial media relations and crisis management. To learn more about Blueshirt, visit www.blueshirtgroup.com or follow us on Twitter at https://twitter.com/blueshirtgroup.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the applicable securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding the terms and conditions of the proposed business combination and related transactions disclosed herein, the timing of the consummation of such transactions, assumptions regarding shareholder redemptions and the anticipated benefits and financial position of the parties resulting therefrom. These statements are based on various assumptions and/or on the current expectations of GSD or DarkPulse's management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GSD and/or DarkPulse. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the amount of redemption requests made by GSD's public shareholders; NASDAQ’s approval of GSD’s initial listing application; changes in the assumptions underlying DarkPulse's expectations regarding its future business; the effects of competition on DarkPulse’s future business; and the outcome of judicial proceedings to which DarkPulse is, or may become a party.

If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that DarkPulse and GSD presently do not know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, assumptions, plans or forecasts of future events and views as of the date of this press release. DarkPulse and GSD anticipate that subsequent events and developments will cause these assessments to change. However, while DarkPulse and/or GSD may elect to update these forward-looking statements at some point in the future, each of DarkPulse and GSD specifically disclaims any obligation to do so, except as required by applicable law. These forward-looking statements should not be relied upon as representing DarkPulse's or GSD (or their respective affiliates') assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Relations

The Blueshirt Group
Greg McNiff

greg@blueshirtgroup.com